JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 31, 2014 to PROSPECTUSES dated April 30, 2014

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes to:

•	the Contracts’ Variable Investment Options to reflect the mergers of certain JHVIT Portfolios; and
•	the renaming of the JHVIT Financial Services Trust.

Portfolio Mergers

Effective at the close of business on November 7, 2014, the following “Acquired Portfolios” will merge into the “Acquiring Portfolios”:

Acquired Portfolio	Acquiring Portfolio
Fundamental Value Trust	Fundamental Large Cap Value Trust
Natural Resources Trust	Global Trust

As a result, after November 7, 2014, the Variable Investment Option corresponding to Fundamental Large Cap Value Trust replaces the Variable Investment Option corresponding to Fundamental Value Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Fundamental Value Investment Option. Any Contract Value allocated to the Fundamental Value Investment Option will be allocated to the Fundamental Large Cap Value Investment Option.

In addition, after November 7, 2014, the Variable Investment Option corresponding to Global Trust replaces the Variable Investment Option corresponding to Natural Resources Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Natural Resources Investment Option. Any Contract Value allocated to the Natural Resources Investment Option will be allocated to the Global Trust Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Fundamental Value” Trust or Investment Option are replaced with the “Fundamental Large Cap Value” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature. Any references in the Annuity Prospectus to the “Natural Resources” Trust or Investment Option are replaced with the “Global” Trust or Investment Option, respectively, except again for the disclosure in Appendix U: “Tables of Accumulation Unit Values.”

JHVIT Financial Services Renaming

Effective at the close of business on November 7, 2014, JHVIT Financial Services Trust will be renamed “JHVIT Financial Industries Trust.”

Accordingly, any references in the Annuity Prospectus to the “Financial Services” Trust or Investment Option are replaced with “Financial Industries” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated October 31, 2014

10/14:VAPS26	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558
	333-71074	333-61283

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